UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (date of earliest event reported): June 29, 2005


                           ICON Income Fund Nine, LLC
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               (Exact Name of Registrant as Specified in Charter)


                          Delaware 333-67638 13-4183234
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                       (State of (Commission (IRS Employer
                           Incorporation) File Number)
                              Identification No.)


                          100 Fifth Avenue, 10th Floor
                            New York, New York 10011
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               (Address of principal executive offices) (Zip Code)


                                 (212) 418-4700
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              (Registrant's telephone number, including area code)


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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

     ICON Income Fund Nine, LLC ("Fund Nine"), disclosed in a Form 12b-25 filed April 1, 2005, that it has not been able to file its Periodic Report on Form 10-K with the Securities and Exchange Commission for the year ended December 31, 2004. In addition, Fund Nine disclosed in a Form 12b-25 filed on May 17, 2005, that it has not been able to file its Periodic Report on Form 10-Q with the Securities and Exchange Commission for the quarter ended March 31, 2005. Fund Nine is in the process of completing its review of a transaction to determine its proper accounting treatment and anticipates filing its Periodic Reports on Form 10-K for the year ended December 31, 2004 and Form 10-Q for the quarter ended March 31, 2005 shortly thereafter.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            ICON INCOME FUND NINE, LLC

                                            By: ICON CAPITAL CORP., its Manager



                                            By: /s/ Thomas W. Martin
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Date: June 29, 2005                         Thomas W. Martin
                                            Executive Vice President